                                                                    EXHIBIT 24.1

                             TENNECO AUTOMOTIVE INC.
                                POWER OF ATTORNEY

            The undersigned does hereby appoint Timothy R. Donovan, Kenneth R. Trammell and James A. Perkins, Jr., or any of them, as his true and lawful attorney-in-fact and agent, to do any and all acts and things in his name and on his behalf in his capacities set forth on Exhibit A hereto, with full power of substitution and resubstitution, and to execute any and all instruments for him in such capacity, which said attorneys-in-fact and agents, or any of them, may deem necessary or advisable to enable the companies listed on Exhibit A hereto to comply with the Securities Act of 1933, as amended, and any rules, regulations or requirements of the Securities and Exchange Commission, in connection with the Registration Statement on Form S-4 being filed by the companies listed on Exhibit A hereto related to the 8-5/8% Senior Subordinated Notes due 2014 of Tenneco Automotive Inc. (the "Registration Statement"), including, specifically, but without limitation, the power and authority to sign for him in such capacity, any and all amendments (including post-effective amendments) to the Registration Statement and other documents in connection therewith, and to file the same with the Securities and Exchange Commission. The undersigned does hereby ratify and confirm all that said attorneys-in-fact and agents, or any of them, shall lawfully do or cause to be done by virtue hereof.

            IN TESTIMONY WHEREOF, the undersigned has executed this instrument this 8th day of March, 2005.

                                                          /s/ Mark P. Frissora
                                                          ----------------------
                                                          Name: Mark P. Frissora

                                    Exhibit A

                Registrant                                          Position
-----------------------------------------    -------------------------------------------------------
Tenneco Automotive Inc.                      Chairman of the Board of Directors, President and Chief
                                             Executive Officer (Principal Executive Officer)

Tenneco Automotive Operating Company Inc.    President and Director (Principal Executive Officer)

Clevite Industries Inc.                      President and Director (Principal Executive Officer)

The Pullman Company                          President and Director (Principal Executive Officer)

Tenneco Global Holdings Inc.                 President (Principal Executive Officer)

Tenneco International Holding Corp.          President and Director (Principal Executive Officer)

TMC Texas Inc.                               President and Director (Principal Executive Officer)

                             TENNECO AUTOMOTIVE INC.
                                POWER OF ATTORNEY

            The undersigned does hereby appoint Timothy R. Donovan and James A. Perkins, Jr., or either of them, as his true and lawful attorney-in-fact and agent, to do any and all acts and things in his name and on his behalf in his capacities set forth on Exhibit A hereto, with full power of substitution and resubstitution, and to execute any and all instruments for him in such capacity, which said attorneys-in-fact and agents, or either of them, may deem necessary or advisable to enable the companies listed on Exhibit A hereto to comply with the Securities Act of 1933, as amended, and any rules, regulations or requirements of the Securities and Exchange Commission, in connection with the Registration Statement on Form S-4 being filed by the companies listed on Exhibit A hereto related to the 8-5/8% Senior Subordinated Notes due 2014 of Tenneco Automotive Inc. (the "Registration Statement"), including, specifically, but without limitation, the power and authority to sign for him in such capacity, any and all amendments (including post-effective amendments) to the Registration Statement and other documents in connection therewith, and to file the same with the Securities and Exchange Commission. The undersigned does hereby ratify and confirm all that said attorneys-in-fact and agents, or any of them, shall lawfully do or cause to be done by virtue hereof.

            IN TESTIMONY WHEREOF, the undersigned has executed this instrument this 8th day of March, 2005.

                                                       /s/ Kenneth R. Trammell
                                                       -------------------------
                                                       Name: Kenneth R. Trammell

                                    Exhibit A

                Registrant                                                         Position
-----------------------------------------   -------------------------------------------------------------------------------------
Tenneco Automotive Inc.                     Senior Vice President and Chief Financial Officer (Principal Financial Officer)

Tenneco Automotive Operating Company Inc.   Senior Vice President and Chief Financial Officer (Principal Financial Officer)

Clevite Industries Inc.                     Vice President and Chief Financial Officer (Principal Financial Officer)

The Pullman Company                         Vice President and Chief Financial
                                            Officer (Principal Financial Officer)

Tenneco Global Holdings Inc.                Vice President and Chief Financial Officer and Director (Principal Financial Officer
                                            and Principal Accounting Officer)

Tenneco International Holding Corp.         Vice President and Chief Financial Officer and Director (Principal
                                            Financial Officer)

TMC Texas Inc.                              Vice President and Chief Financial Officer and Director (Principal Financial Officer)

                             TENNECO AUTOMOTIVE INC.
                                POWER OF ATTORNEY

            The undersigned does hereby appoint Timothy R. Donovan and Kenneth
R. Trammell, or either of them, as his true and lawful attorney-in-fact and agent, to do any and all acts and things in his name and on his behalf in his capacities set forth on Exhibit A hereto, with full power of substitution and resubstitution, and to execute any and all instruments for him in such capacity, which said attorneys-in-fact and agents, or either of them, may deem necessary or advisable to enable the companies listed on Exhibit A hereto to comply with the Securities Act of 1933, as amended, and any rules, regulations or requirements of the Securities and Exchange Commission, in connection with the Registration Statement on Form S-4 being filed by the companies listed on Exhibit A hereto related to the 8-5/8% Senior Subordinated Notes due 2014 of Tenneco Automotive Inc. (the "Registration Statement"), including, specifically, but without limitation, the power and authority to sign for him in such capacity, any and all amendments (including post-effective amendments) to the Registration Statement and other documents in connection therewith, and to file the same with the Securities and Exchange Commission. The undersigned does hereby ratify and confirm all that said attorneys-in-fact and agents, or any of them, shall lawfully do or cause to be done by virtue hereof.

            IN TESTIMONY WHEREOF, the undersigned has executed this instrument this 8th day of March, 2005.

                                                     /s/ James A. Perkins, Jr.
                                                     ---------------------------
                                                     Name: James A. Perkins, Jr.

                                    Exhibit A

                Registrant                                          Position
-----------------------------------------   ------------------------------------------------------------
Tenneco Automotive Inc.                     Vice President and Controller (Principal Accounting Officer)

Tenneco Automotive Operating Company Inc.   Vice President and Controller (Principal Accounting Officer)

Clevite Industries Inc.                     Vice President and Controller (Principal Accounting Officer)

The Pullman Company                         Vice President and Controller (Principal Accounting Officer)

Tenneco International Holding Corp.         Vice President and Controller (Principal Accounting Officer)

TMC Texas Inc.                              Vice President and Controller (Principal Accounting Officer)

                             TENNECO AUTOMOTIVE INC.
                                POWER OF ATTORNEY

            The undersigned does hereby appoint Timothy R. Donovan, Kenneth R. Trammell and James A. Perkins, Jr., or any of them, as his true and lawful attorney-in-fact and agent, to do any and all acts and things in his name and on his behalf in his capacity as a director of Tenneco Automotive Inc., with full power of substitution and resubstitution, and to execute any and all instruments for him in such capacity, which said attorneys-in-fact and agents, or any of them, may deem necessary or advisable to enable said company to comply with the Securities Act of 1933, as amended, and any rules, regulations or requirements of the Securities and Exchange Commission, in connection with the Registration Statement on Form S-4 being filed by Tenneco Automotive Inc., Tenneco Automotive Operating Company Inc., Clevite Industries Inc., The Pullman Company, Tenneco Global Holdings Inc., Tenneco International Holding Corp. and TMC Texas Inc. related to the 8-5/8% Senior Subordinated Notes due 2014 of Tenneco Automotive Inc. (the "Registration Statement"), including, specifically, but without limitation, the power and authority to sign for him in such capacity, any and all amendments (including post-effective amendments) to the Registration Statement and other documents in connection therewith, and to file the same with the Securities and Exchange Commission. The undersigned does hereby ratify and confirm all that said attorneys-in-fact and agents, or any of them, shall lawfully do or cause to be done by virtue hereof.

            IN TESTIMONY WHEREOF, the undersigned has executed this instrument this 8th day of March, 2005.

                                                          /s/ Charles W. Cramb
                                                          ----------------------
                                                          Name: Charles W. Cramb

                             TENNECO AUTOMOTIVE INC.
                                POWER OF ATTORNEY

            The undersigned does hereby appoint Kenneth R. Trammell and James A. Perkins, Jr., or either of them, as his true and lawful attorney-in-fact and agent, to do any and all acts and things in his name and on his behalf in his capacities set forth on Exhibit A hereto, with full power of substitution and resubstitution, and to execute any and all instruments for him in such capacity, which said attorneys-in-fact and agents, or either of them, may deem necessary or advisable to enable the companies listed on Exhibit A hereto to comply with the Securities Act of 1933, as amended, and any rules, regulations or requirements of the Securities and Exchange Commission, in connection with the Registration Statement on Form S-4 being filed by the companies listed on Exhibit A hereto related to the 8-5/8% Senior Subordinated Notes due 2014 of Tenneco Automotive Inc. (the "Registration Statement"), including, specifically, but without limitation, the power and authority to sign for him in such capacity, any and all amendments (including post-effective amendments) to the Registration Statement and other documents in connection therewith, and to file the same with the Securities and Exchange Commission. The undersigned does hereby ratify and confirm all that said attorneys-in-fact and agents, or any of them, shall lawfully do or cause to be done by virtue hereof.

            IN TESTIMONY WHEREOF, the undersigned has executed this instrument this 8th day of March, 2005.

                                                        /s/ Timothy R. Donovan
                                                        ------------------------
                                                        Name: Timothy R. Donovan

                                    Exhibit A

             Registrant                     Position
-----------------------------------         --------
Tenneco Automotive Inc.                     Director

Tenneco Global Holdings Inc.                Director

Tenneco International Holding Corp.         Director

TMC Texas Inc.                              Director

                             TENNECO AUTOMOTIVE INC.
                                POWER OF ATTORNEY

            The undersigned does hereby appoint Timothy R. Donovan, Kenneth R. Trammell and James A. Perkins, Jr., or any of them, as her true and lawful attorney-in-fact and agent, to do any and all acts and things in her name and on her behalf in her capacity as a director of Tenneco Automotive Inc., with full power of substitution and resubstitution, and to execute any and all instruments for her in such capacity, which said attorneys-in-fact and agents, or any of them, may deem necessary or advisable to enable said company to comply with the Securities Act of 1933, as amended, and any rules, regulations or requirements of the Securities and Exchange Commission, in connection with the Registration Statement on Form S-4 being filed by Tenneco Automotive Inc., Tenneco Automotive Operating Company Inc., Clevite Industries Inc., The Pullman Company, Tenneco Global Holdings Inc., Tenneco International Holding Corp. and TMC Texas Inc. related to the 8-5/8% Senior Subordinated Notes due 2014 of Tenneco Automotive Inc. (the "Registration Statement"), including, specifically, but without limitation, the power and authority to sign for her in such capacity, any and all amendments (including post-effective amendments) to the Registration Statement and other documents in connection therewith, and to file the same with the Securities and Exchange Commission. The undersigned does hereby ratify and confirm all that said attorneys-in-fact and agents, or any of them, shall lawfully do or cause to be done by virtue hereof.

            IN TESTIMONY WHEREOF, the undersigned has executed this instrument this 8th day of March, 2005.

                                                       /s/ M. Kathryn Eickhoff
                                                       -------------------------
                                                       Name: M. Kathryn Eickhoff

                             TENNECO AUTOMOTIVE INC.
                                POWER OF ATTORNEY

            The undersigned does hereby appoint Timothy R. Donovan, Kenneth R. Trammell and James A. Perkins, Jr., or any of them, as his true and lawful attorney-in-fact and agent, to do any and all acts and things in his name and on his behalf in his capacity as a director of Tenneco Automotive Inc., with full power of substitution and resubstitution, and to execute any and all instruments for him in such capacity, which said attorneys-in-fact and agents, or any of them, may deem necessary or advisable to enable said company to comply with the Securities Act of 1933, as amended, and any rules, regulations or requirements of the Securities and Exchange Commission, in connection with the Registration Statement on Form S-4 being filed by Tenneco Automotive Inc., Tenneco Automotive Operating Company Inc., Clevite Industries Inc., The Pullman Company, Tenneco Global Holdings Inc., Tenneco International Holding Corp. and TMC Texas Inc. related to the 8-5/8% Senior Subordinated Notes due 2014 of Tenneco Automotive Inc. (the "Registration Statement"), including, specifically, but without limitation, the power and authority to sign for him in such capacity, any and all amendments (including post-effective amendments) to the Registration Statement and other documents in connection therewith, and to file the same with the Securities and Exchange Commission. The undersigned does hereby ratify and confirm all that said attorneys-in-fact and agents, or any of them, shall lawfully do or cause to be done by virtue hereof.

            IN TESTIMONY WHEREOF, the undersigned has executed this instrument this 8th day of March, 2005.

                                                           /s/ Frank E. Macher
                                                           ---------------------
                                                           Name: Frank E. Macher

                             TENNECO AUTOMOTIVE INC.
                                POWER OF ATTORNEY

            The undersigned does hereby appoint Timothy R. Donovan, Kenneth R. Trammell and James A. Perkins, Jr., or any of them, as his true and lawful attorney-in-fact and agent, to do any and all acts and things in his name and on his behalf in his capacity as a director of Tenneco Automotive Inc., with full power of substitution and resubstitution, and to execute any and all instruments for him in such capacity, which said attorneys-in-fact and agents, or any of them, may deem necessary or advisable to enable said company to comply with the Securities Act of 1933, as amended, and any rules, regulations or requirements of the Securities and Exchange Commission, in connection with the Registration Statement on Form S-4 being filed by Tenneco Automotive Inc., Tenneco Automotive Operating Company Inc., Clevite Industries Inc., The Pullman Company, Tenneco Global Holdings Inc., Tenneco International Holding Corp. and TMC Texas Inc. related to the 8-5/8% Senior Subordinated Notes due 2014 of Tenneco Automotive Inc. (the "Registration Statement"), including, specifically, but without limitation, the power and authority to sign for him in such capacity, any and all amendments (including post-effective amendments) to the Registration Statement and other documents in connection therewith, and to file the same with the Securities and Exchange Commission. The undersigned does hereby ratify and confirm all that said attorneys-in-fact and agents, or any of them, shall lawfully do or cause to be done by virtue hereof.

            IN TESTIMONY WHEREOF, the undersigned has executed this instrument this 8th day of March, 2005.

                                                       /s/ David B. Price, Jr.
                                                       -------------------------
                                                       Name: David B. Price, Jr.

                             TENNECO AUTOMOTIVE INC.
                                POWER OF ATTORNEY

            The undersigned does hereby appoint Timothy R. Donovan, Kenneth R. Trammell and James A. Perkins, Jr., or any of them, as his true and lawful attorney-in-fact and agent, to do any and all acts and things in his name and on his behalf in his capacity as a director of Tenneco Automotive Inc., with full power of substitution and resubstitution, and to execute any and all instruments for him in such capacity, which said attorneys-in-fact and agents, or any of them, may deem necessary or advisable to enable said company to comply with the Securities Act of 1933, as amended, and any rules, regulations or requirements of the Securities and Exchange Commission, in connection with the Registration Statement on Form S-4 being filed by Tenneco Automotive Inc., Tenneco Automotive Operating Company Inc., Clevite Industries Inc., The Pullman Company, Tenneco Global Holdings Inc., Tenneco International Holding Corp. and TMC Texas Inc. related to the 8-5/8% Senior Subordinated Notes due 2014 of Tenneco Automotive Inc. (the "Registration Statement"), including, specifically, but without limitation, the power and authority to sign for him in such capacity, any and all amendments (including post-effective amendments) to the Registration Statement and other documents in connection therewith, and to file the same with the Securities and Exchange Commission. The undersigned does hereby ratify and confirm all that said attorneys-in-fact and agents, or any of them, shall lawfully do or cause to be done by virtue hereof.

            IN TESTIMONY WHEREOF, the undersigned has executed this instrument this 8th day of March, 2005.

                                                           /s/ Roger B. Porter
                                                           ---------------------
                                                           Name: Roger B. Porter

                             TENNECO AUTOMOTIVE INC.
                                POWER OF ATTORNEY

            The undersigned does hereby appoint Timothy R. Donovan, Kenneth R. Trammell and James A. Perkins, Jr., or any of them, as his true and lawful attorney-in-fact and agent, to do any and all acts and things in his name and on his behalf in his capacity as a director of Tenneco Automotive Inc., with full power of substitution and resubstitution, and to execute any and all instruments for him in such capacity, which said attorneys-in-fact and agents, or any of them, may deem necessary or advisable to enable said company to comply with the Securities Act of 1933, as amended, and any rules, regulations or requirements of the Securities and Exchange Commission, in connection with the Registration Statement on Form S-4 being filed by Tenneco Automotive Inc., Tenneco Automotive Operating Company Inc., Clevite Industries Inc., The Pullman Company, Tenneco Global Holdings Inc., Tenneco International Holding Corp. and TMC Texas Inc. related to the 8-5/8% Senior Subordinated Notes due 2014 of Tenneco Automotive Inc. (the "Registration Statement"), including, specifically, but without limitation, the power and authority to sign for him in such capacity, any and all amendments (including post-effective amendments) to the Registration Statement and other documents in connection therewith, and to file the same with the Securities and Exchange Commission. The undersigned does hereby ratify and confirm all that said attorneys-in-fact and agents, or any of them, shall lawfully do or cause to be done by virtue hereof.

            IN TESTIMONY WHEREOF, the undersigned has executed this instrument this 8th day of March, 2005.

                                                       /s/ Dennis G. Severance
                                                       -------------------------
                                                       Name: Dennis G. Severance

                             TENNECO AUTOMOTIVE INC.
                                POWER OF ATTORNEY

            The undersigned does hereby appoint Timothy R. Donovan, Kenneth R. Trammell and James A. Perkins, Jr., or any of them, as his true and lawful attorney-in-fact and agent, to do any and all acts and things in his name and on his behalf in his capacity as a director of Tenneco Automotive Inc., with full power of substitution and resubstitution, and to execute any and all instruments for him in such capacity, which said attorneys-in-fact and agents, or any of them, may deem necessary or advisable to enable said company to comply with the Securities Act of 1933, as amended, and any rules, regulations or requirements of the Securities and Exchange Commission, in connection with the Registration Statement on Form S-4 being filed by Tenneco Automotive Inc., Tenneco Automotive Operating Company Inc., Clevite Industries Inc., The Pullman Company, Tenneco Global Holdings Inc., Tenneco International Holding Corp. and TMC Texas Inc. related to the 8-5/8% Senior Subordinated Notes due 2014 of Tenneco Automotive Inc. (the "Registration Statement"), including, specifically, but without limitation, the power and authority to sign for him in such capacity, any and all amendments (including post-effective amendments) to the Registration Statement and other documents in connection therewith, and to file the same with the Securities and Exchange Commission. The undersigned does hereby ratify and confirm all that said attorneys-in-fact and agents, or any of them, shall lawfully do or cause to be done by virtue hereof.

            IN TESTIMONY WHEREOF, the undersigned has executed this instrument this 8th day of March, 2005.

                                                            /s/ Paul T. Stecko
                                                            --------------------
                                                            Name: Paul T. Stecko

                             TENNECO AUTOMOTIVE INC.
                                POWER OF ATTORNEY

            The undersigned does hereby appoint Timothy R. Donovan, Kenneth R. Trammell and James A. Perkins, Jr., or any of them, as her true and lawful attorney-in-fact and agent, to do any and all acts and things in her name and on her behalf in her capacity as a director of Tenneco Automotive Inc., with full power of substitution and resubstitution, and to execute any and all instruments for her in such capacity, which said attorneys-in-fact and agents, or any of them, may deem necessary or advisable to enable said company to comply with the Securities Act of 1933, as amended, and any rules, regulations or requirements of the Securities and Exchange Commission, in connection with the Registration Statement on Form S-4 being filed by Tenneco Automotive Inc., Tenneco Automotive Operating Company Inc., Clevite Industries Inc., The Pullman Company, Tenneco Global Holdings Inc., Tenneco International Holding Corp. and TMC Texas Inc. related to the 8-5/8% Senior Subordinated Notes due 2014 of Tenneco Automotive Inc. (the "Registration Statement"), including, specifically, but without limitation, the power and authority to sign for her in such capacity, any and all amendments (including post-effective amendments) to the Registration Statement and other documents in connection therewith, and to file the same with the Securities and Exchange Commission. The undersigned does hereby ratify and confirm all that said attorneys-in-fact and agents, or any of them, shall lawfully do or cause to be done by virtue hereof.

            IN TESTIMONY WHEREOF, the undersigned has executed this instrument this 8th day of March, 2005.

                                                            /s/ Jane L. Warner
                                                            --------------------
                                                            Name: Jane L. Warner